CERTIFICATION

Pursuant to Section 906

of the Sarbanes-Oxley Act of 2002

The undersigned, the CHIEF EXECUTIVE OFFICER of The Enterprise Group of Funds, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended December 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

February 25, 2004	/s/ VICTOR UGOLYN

Victor Ugolyn President/Chief Executive Officer

The undersigned, the CHIEF FINANCIAL OFFICER of The Enterprise Group of Funds, Inc. (the “Fund”), with respect to the Form N-CSR for the period ended December 31, 2003 as filed with the Securities and Exchange Commission, hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1. such Form N-CSR fully complies with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934; and

2. the information contained in such Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of the Fund.

February 25, 2004	/s/ PHILLIP G. GOFF

Phillip G. Goff VP/Chief Financial Officer